SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) April 16, 1999


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000

Item 5.  Other Events
         ------------

        In connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-8 (No. 33-53327, No. 33-61339 and No. 33-60069), the registrant hereby files the following Consolidated Industry Segment Information (Quarterly) of Continuing Operations for the years ending December 31, 1998 and 1997.





                                             E. I. DU PONT DE NEMOURS AND COMPANY

                                     CONSOLIDATED INDUSTRY SEGMENT INFORMATION (QUARTERLY)
                                                     (dollars in millions)


                                                       1998                                            1997
                                   ---------------------------------------------   --------------------------------------------
                                                                          Full                                           Full
                                     1st      2nd      3rd       4th      Year       1st      2nd      3rd      4th      Year
                                   -------  -------  --------  -------  --------   -------  -------  -------  -------  --------
SALES
Agriculture & Nutrition            $  770   $1,231   $   569   $  586   $ 3,156    $  624   $  934   $  477   $  478   $ 2,513

Nylon Enterprise                    1,173    1,162     1,148    1,111     4,594     1,120    1,152    1,124    1,186     4,582

Performance Coatings &
  Polymers                          1,157    1,201     1,086    1,163     4,607     1,117    1,231    1,145    1,183     4,676

Pharmaceuticals                       216      191       346      356     1,109       192      154      222      185       753

Pigments & Chemicals                  920      939       909      891     3,659       901      979      971      961     3,812

Polyester Enterprise                  734      759       664      640     2,797       528      583      551      553     2,215

Specialty Fibers                      851      828       818      799     3,296       831      853      815      821     3,320

Specialty Polymers                  1,034    1,055       990    1,014     4,093       977    1,047    1,019    1,051     4,094

Other                                 164       98        92       91       445       285      288      226      223     1,022
                                   ------   ------   -------   ------   -------    ------   ------   ------   ------   -------
  Total Segment Sales<Fa>          $7,019   $7,464   $ 6,622   $6,651   $27,756    $6,575   $7,221   $6,550   $6,641   $26,987
                                   ======   ======   =======   ======   =======    ======   ======   ======   ======   =======



----------------------
<Fa> Sales include pro rata equity affiliate sales and intersegment transfers.




                                             E. I. DU PONT DE NEMOURS AND COMPANY

                                     CONSOLIDATED INDUSTRY SEGMENT INFORMATION (QUARTERLY)
                                                     (dollars in millions)
                                                          (Continued)


                                                       1998                                            1997
                                   ---------------------------------------------   --------------------------------------------
                                                                          Full                                           Full
                                     1st      2nd      3rd       4th      Year       1st      2nd      3rd      4th      Year
                                   -------  -------  --------  -------  --------   -------  -------  -------  -------  --------
AFTER-TAX OPERATING INCOME -
  UNDERLYING
Agriculture & Nutrition            $   89   $  236   $     4   $    1   $   330    $   93   $  237   $   85   $   33   $   448
Nylon Enterprise                       90      130        96       90       406        83       80       79      130       372
Performance Coatings &
  Polymers                            122      128       116      159       525       119      140      135      125       519
Pharmaceuticals                        50       25        49       61       185        35       26       60       41       162
Pigments & Chemicals                  157      137       138      149       581       105      110      148      150       513
Polyester Enterprise                    4        1        (3)      (9)       (7)       38       50       53       46       187
Specialty Fibers                      188      161       162      151       662       165      178      179      186       708
Specialty Polymers                    158      162       155      133       608       128      150      143      156       577
Other                                  45       (5)       16       49       105        46       16      (65)      (2)       (5)
                                   ------   ------   -------   ------   -------    ------   ------   ------   ------   -------
  Total                            $  903   $  975   $   733   $  784   $ 3,395    $  812   $  987   $  817   $  865   $ 3,481
                                   ------   ------   -------   ------   -------    ------   ------   ------   ------   -------
Interest and Exchange
  Gain (Losses)                    $  (70)  $  (82)  $   (76)  $  (64)  $  (292)   $  (58)  $  (31)  $  (56)  $  (81)  $  (226)
Corporate Expenses                    (51)     (54)      (47)     (38)     (190)      (44)     (32)     (36)     (35)     (147)
                                   ------   ------   -------   ------   -------    ------   ------   ------   ------   -------
Underlying Income from
  Continuing Operations            $  782   $  839   $   610   $  682   $ 2,913    $  710   $  924   $  725   $  749   $ 3,108
                                   ------   ------   -------   ------   -------    ------   ------   ------   ------   -------

AFTER-TAX IMPACT
  GAIN/(LOSS)
Productivity Improvement
  Initiatives                         (85)     (45)     (206)     (14)     (350)
In-Process R&D                        (60)              (968)      46      (982)                       (850)    (616)   (1,466)
"Benlate" 50 DF Fungicide
  Recall                                                                                                         (62)      (62)
Discontinuation of Certain
  Products, Misc. Asset
  Sales, and Write-downs                                           67        67                        (148)              (148)
                                   ------   ------   -------   ------   -------    ------   ------   ------   ------   -------
Net Gain/(Loss)                      (145)     (45)   (1,174)      99    (1,265)      -       -        (998)    (678)   (1,676)
                                   ------   ------   -------   ------   -------    ------   ------   ------   ------   -------
Reported Income from
  Continuing Operations<Fa>        $  637   $  794   $  (564)  $  781   $ 1,648    $  710   $  924   $ (273)  $   71   $ 1,432
                                   ======   ======   =======   ======   =======    ======   ======   ======   ======   =======

-----------------------
<Fa> For complete details of earnings adjusted for nonrecurring items, see the DuPont quarterly earnings releases.







                                             E. I. DU PONT DE NEMOURS AND COMPANY

                                     CONSOLIDATED INDUSTRY SEGMENT INFORMATION (QUARTERLY)
                                                      (dollars per share)
                                                          (Continued)


                                                       1998                                            1997
                                   ---------------------------------------------   --------------------------------------------
                                                                          Full                                           Full
                                     1st      2nd      3rd       4th      Year       1st      2nd      3rd      4th      Year
                                   -------  -------  --------  -------  --------   -------  -------  -------  -------  --------
EARNINGS PER SHARE OF COMMON
  STOCK - DILUTED<Fa>
Continuing Operations
  Underlying Net Income            $  .68   $  .73   $   .53   $  .60   $  2.55    $  .62   $  .80   $  .63   $  .65   $  2.70
                                   ------   ------   -------   ------   -------    ------   ------   ------   ------   -------
Nonrecurring Items                   (.13)    (.04)    (1.03)     .08     (1.12)      -        -       (.87)    (.59)    (1.46)
                                   ------   ------   -------   ------   -------    ------   ------   ------   ------   -------
Continuing Operations
  Reported Net Income              $  .55   $  .69   $  (.50)  $  .68   $  1.43    $  .62   $  .80   $ (.24)  $  .06   $  1.24
                                   ======   ======   =======   ======   =======    ======   ======   ======   ======   =======




-------------------
<Fa> Earnings per share for the year does not equal to sum of quarterly earnings per share due to changes in average share calculations.



                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




April 16, 1999